UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 29, 2008 (Date of earliest event reported)
PG&E CORPORATION
(Exact Name of Registrant as specified in Charter)
California	1-12609	94-3234914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Market, Spear Tower, Suite 2400, San Francisco, CA	94105
(Address of principal executive offices)	(Zip code)
415-267-7000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

PACIFIC GAS AND ELECTRIC COMPANY
(Exact Name of Registrant as specified in Charter)
California	1-2348	94-0742640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Beale Street, P. O. Box 770000, San Francisco, California		94177
(Address of principal executive offices)		(Zip code)
(415) 973-7000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of New Director

On December 29, 2008, the Boards of Directors of PG&E Corporation and Pacific Gas and Electric Company (Utility) elected Forrest E. Miller to serve as a director of PG&E Corporation and the Utility, effective upon the Federal Energy Regulatory Commission’s approval of Mr. Miller’s application for authorization to hold interlocking positions as a director of the Utility and as an officer of AT&T, Inc.  Mr. Miller currently serves as Group President—Corporate Strategy and Development of AT&T.

Non-employee directors are entitled to receive the following compensation: (1) an annual retainer of $55,000, (2) equity awards valued at $90,000, consisting of $45,000 in restricted stock and $45,000 in either stock options or restricted stock units to be awarded under the formula award provisions of the PG&E Corporation 2006 Long-Term Incentive Plan in March of each year, and (3) per-meeting fees of $1,750 for each Board meeting attended.

Under PG&E Corporation’s and the Utility’s Corporate Governance Guidelines, at least 75% of each Board is required to be composed of independent directors, defined as directors who (1) are neither current nor former officers or employees of, nor consultants to, PG&E Corporation or its subsidiaries, (2) are neither current nor former officers or employees of any other corporation on whose board of directors any officer of PG&E Corporation serves as a member, and (3) otherwise meet the definition of “independence” set forth in the applicable stock exchange rules.  The composition of PG&E Corporation’s and the Utility’s respective Boards of Directors continues to meet the Corporate Governance Guidelines.

There are no arrangements or understandings pursuant to which Mr. Miller was selected as a director of PG&E Corporation or of the Utility.  Mr. Miller does not have any relationship or related transaction with PG&E Corporation or the Utility that would require disclosure pursuant to Item 404(a) of Securities and Exchange Commission Regulation S-K.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 29, 2008, the Boards of Directors of PG&E Corporation and the Utility adopted resolutions to set the number of directors on each respective Board.  Under PG&E Corporation’s Bylaws, the authorized number of directors may not be less than 7 or more than 13, but within that range the Board of Directors may set the exact number of directors by an amendment to the Bylaws.  PG&E Corporation’s Bylaws were amended to increase the authorized number of directors from 9 to 10, effective January 1, 2009.  Under the Utility’s Bylaws, the authorized number of directors may not be less than 9 nor more than 17, but within that range the Board of Directors may set the exact number of directors by an amendment to the Bylaws.  The Utility’s Bylaws were amended to increase the authorized number of directors from 9 to 10, effective January 1, 2009.  The text of the amendment to PG&E Corporation’s Bylaws is attached to this report as Exhibit 99.1 and the text of the amendment to the Utility’s Bylaws is attached to this report as Exhibit 99.2.

Item 9.01.  Financial Statements and Exhibits

Exhibits

Exhibit 99.1	Text of the amendment to the Bylaws of PG&E Corporation effective January 1, 2009

Exhibit 99.2	Text of the amendment to the Bylaws of Pacific Gas and Electric Company effective January 1, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PG&E CORPORATION

Dated: December 30, 2008	By:	Linda Y.H. Cheng
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary

PACIFIC GAS AND ELECTRIC COMPANY

Dated: December 30, 2008	By:	Linda Y.H. Cheng
LINDA Y.H. CHENG Vice President, Corporate Governance and Corporate Secretary

EXHIBIT INDEX

Exhibit 99.1	Text of the amendment to the Bylaws of PG&E Corporation effective January 1, 2009

Exhibit 99.2	Text of the amendment to the Bylaws of Pacific Gas and Electric Company effective January 1, 2009